 As filed with the Securities and Exchange Commission on August 6, 2018

Registration File No. 333-167778

Registration File No. 811-22431

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check appropriate box or boxes)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]	Pre-Effective Amendment No. ___
[X]	Post-Effective Amendment No. 25
and
[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]	Amendment No. 27

RiverPark Funds Trust

(Exact Name of Registrant as Specified in Charter)

156 West 56th Street, 17th Floor

New York, NY 10019

(Address of Principal Executive Offices – Number, Street, City, State, Zip Code)

(888) 564-4517

(Registrant’s Telephone Number, including Area Code)

Morty Schaja

RiverPark Advisors, LLC

156 West 56th Street, 17th Floor

New York, NY 10019

(Name and Address – Number, Street, City, State, Zip Code – of Agent for Service)

Copies of all communications to:

Thomas R. Westle

Blank Rome LLP

405 Lexington Avenue

New York, New York 10174

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[X]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

RiverPark Floating Rate CMBS Fund

Retail Class Shares (Ticker Symbol: [_____])

Institutional Class Shares (Ticker Symbol: [_____])

PROSPECTUS

A Series of RiverPark Funds Trust

[________], 2018

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1
Additional Information about the Principal Investment Strategies of the Fund and Related Risks	7
Description of Principal Risks	9
Non-Principal Risks	14
Portfolio Holdings Information	15
Management of the Fund	15
Investment Adviser	15
How the Fund Values its Shares	17
How to Buy Shares	18
Good Order	18
Purchases by Mail	18
Purchases by Wire	19
For Subsequent Investments – By wire	20
Additional Information	20
Exchange Privilege	21
Exchanges by Telephone	21
Exchanges by Mail	22
How to Convert Shares	22
How to Redeem Shares	22
Redeeming Shares by Mail	22
Redeeming Shares by Telephone	23
Additional Redemption Information	24
Tools to Combat Frequent Transactions	24
Shareholder Services	25
Dividends, Distributions and Taxes	26
Financial Highlights	28
Notice of Privacy Policy	29
Additional Information	31
To Obtain More Information about the Fund	32

Summary Section

RiverPark Floating Rate CMBS Fund

Retail Class Shares

Institutional Class Shares

Investment Objective

The RiverPark Floating Rate CMBS Fund (the “Fund”) seeks to generate current income and capital appreciation consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional

Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.60%	0.35%
Total Annual Fund Operating Expenses	1.25%	1.00%

[1]	Other Expenses, which include administration, transfer agency, custodian, administrative servicing and shareholder servicing fees, are based on current estimated asset levels for the Retail Class Shares and Institutional Class Shares. Other Expenses include a shareholder servicing fee of up to 0.25% for the Retail Class Shares and an administrative servicing fee of up to 0.15% for each of the classes to be used for non-distribution related services including providing shareholder accounting, client support and other services associated with maintaining shareholder accounts on various brokerage platforms.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Retail	—	—
Institutional	—	—

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to generate current income and capital appreciation consistent with the preservation of capital by investing in commercial mortgage backed securities (“CMBS”), predominately in the United States. CMBS are debt instruments that are secured, directly or indirectly, by commercial real estate (“CRE”) assets and include bank loans secured by CRE assets (“Bank Loans”), certificated CRE mezzanine loans (“Mezzanine Loans”) and CRE collateralized debt and loan obligations (“CLOs”).

Under normal circumstances, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate CMBS . Floating rate CMBS will typically have coupons that reset monthly to the London Inter-Bank Offered Rate (“LIBOR”).

The Fund will primarily make investments in assets that, at the time of purchase by the Fund, are current with respect to payments of interest and principal in accordance with their underlying documents (referred to herein as “performing”) and which the Adviser believes, if held to maturity, have a limited risk of loss of principal. The CMBS acquired by the Fund will typically be protected by subordinate layers of debt and equity credit support. Typically, the investments will have an exposure, including all senior and pari passu debt, of no greater than 65% of the underlying real estate value (a 65% loan-to-value ratio or “LTV”).

The Fund seeks to generate its returns primarily from its investments’ monthly cash distributions and secondarily through opportunistic trading. The CMBS investments will generally have between two and five years of remaining loan term (though individual securities may have maturities as long as ten years and as short as one year or less). All securities are currently expected to be U.S. dollar-denominated although they may be issued by a foreign corporation or entity or a U.S. affiliate of a foreign corporation or entity. The Fund may invest without limitation in securities and instruments of foreign issuers of CMBS where the properties underlying the securities are located in the United States or its territories, or the Fund may also invest in a limited amount (but no more than 10% of its net assets) of CMBS backed by properties located in foreign countries.

The Fund will invest across the debt capital structure from AAA to unrated, with a significant percentage of investments expected to be below investment grade (commonly referred to as “junk bonds,” which are considered speculative). However, the Adviser does not rely solely on rating agencies to determine the risk associated with an investment; instead, the Adviser’s investment process is a fundamental based “bottom up” focus on CRE credit quality. The Adviser utilizes a dynamic investment process comprised of three interrelated components: due diligence of the underlying CRE asset, comprehensive capital structure and yield analysis and active asset management.

The Fund intends to be primarily a “buy and hold” investor in CMBS , but will also use its trading skills to buy and sell investments opportunistically, either offensively (to capture additional perceived upside) or defensively (to protect against perceived credit erosion). The Fund’s portfolio turnover rate is expected to be less than 50% per year.

While the Fund seeks to invest primarily in performing CMBS, it will opportunistically invest in distressed and/or sub-performing CMBS if such investments otherwise satisfy the Adviser’s bottom-up investment approach described above.

If the Adviser is unable to find attractive investment opportunities, consistent with the Fund’s investment objectives, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective.

Industry Concentration Policy. The Fund intends to concentrate its investments in the commercial real estate industry, which will include CMBS and other securities that are secured by or otherwise have exposure to commercial real estate. This means that the Fund may invest more than 25% of its total assets in CMBS, which will cause the Fund to be more sensitive to adverse economic, business or political developments that affect the commercial real estate industry and CMBS than a fund that invests more broadly.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money. The following is a summary of the principal risks of investing in the Fund. You should read the full discussion in this Prospectus under “Risk Factors” on page 13.

CMBS Liquidity Risk. Liquidity risk relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. The Fund’s investments in CMBS are primarily privately issued, restricted securities (see Privately Issued Securities Risk below). These securities do not trade on an exchange and the daily recorded trading volume for these investments is generally lower than for other fixed income securities. As a result, the Fund may be subject to greater exposure to liquidity risk than Funds that invest in other fixed income securities.

The Adviser will monitor on a daily basis the liquidity of each of the Fund’s investments. In making its liquidity determination, the Adviser will, among other things, weigh the following criteria:

(i)	the frequency of trades and quotes for the security or similar securities;
(ii)	the number of dealers willing to purchase or sell the security or similar securities and the number of other potential buyers;
(iii)	dealer undertakings to make a market in the security or similar securities;
(iv)	and the nature of the security and the nature of the marketplace in which it trades.

Nevertheless, there can be no assurance that the Adviser’s liquidity determinations will be accurate and there may be a limited market for the Fund’s securities. In the event that the Fund desires to sell for investment reasons or is required to sell to meet redemption requests, the Fund may be forced to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

CMBS Risk. The Fund will invest in CMBS .. CMBS are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. The value of the collateral securing CMBS may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, CMBS may not be fully collateralized and may decline significantly in value. CMBS may also react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CMBS .

Commercial Real Estate Risk. The CMBS in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan. Foreclosure of a commercial mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Market Contraction Risk. Stressed conditions in the markets for CMBS and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CMBS. To the extent that the market for CMBS suffers such a contraction, securities that were previously considered liquid could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemptions in accordance with the Fund’s borrowing policy, suspending redemptions, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Privately Issued Securities Risk. The Fund intends to invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Below Investment Grade (“Junk Bond”) Securities Risks. The Fund invests in fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations and accordingly involve great risk. Such securities, sometimes called junk bonds, are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions, including a higher risk of default, especially during times of weakening economic conditions or rising interest rates. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and are more susceptible to adverse events and negative sentiments and often experience above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund’s investments may at times be concentrated in certain property or secured by properties concentrated in a limited number of geographic locations. To the extent that the Fund’s investment portfolio is concentrated in any one region or type of asset, downturns relating to such region or type of asset may result in defaults on a number of the Fund’s investments.

Illiquid Securities Risk. The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days as well as securities that become illiquid through a change in market conditions. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying such securities.

Performance

Because the Fund is newly formed and has not begun operations as of the date of this prospectus, performance information of the Fund is not yet available. Updated information on the Fund’s performance, including its current net asset value per share can be obtained by visiting www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC (“RiverPark” or the “Adviser”) is the Fund’s investment adviser.

Portfolio Manager

Edward L. Shugrue III is the portfolio manager of the Fund and is primarily responsible for the investment decisions of the Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. There is no minimum for subsequent investments if payment is mailed by check; otherwise the minimum is $100. Transactions received, in good order, before the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) receive the next calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Please see also, “ADDITIONAL TAX INFORMATION,” in the Prospectus, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

Additional Information about the Principal Investment Strategies of the Fund and Related Risks

This section provides additional information regarding the securities in which the Fund invests, the investment techniques it uses and the risks associated with the Fund’s investment program. A more detailed description of the Fund’s non-principal investment policies and restrictions, and additional information about the Fund’s non-principal investments, is contained in the Statement of Additional Information (“SAI”).

Principal Investment Strategies

The Fund seeks to generate current income and capital appreciation consistent with the preservation of capital by investing in commercial mortgage backed securities (“CMBS”), predominately in the United States. CMBS are debt instruments that are secured, directly or indirectly, by commercial real estate (“CRE”) assets and include bank loans secured by CRE assets (“Bank Loans”), certificated CRE mezzanine loans (“Mezzanine Loans”) and CRE collateralized debt and loan obligations (“CLOs”).

Under normal circumstances, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate CMBS . Floating rate CMBS will typically have coupons that reset monthly to the London Inter-Bank Offered Rate (“LIBOR”).

The Fund will primarily make investments in assets that, at the time of purchase by the Fund, are current with respect to payments of interest and principal in accordance with their underlying documents (referred to herein as “performing”) and which the Adviser believes, if held to maturity, have a limited risk of loss of principal. The CMBS acquired by the Fund will typically be protected by subordinate layers of debt and equity credit support. Typically, the investments will have an exposure, including all senior and pari passu debt, of no greater than 65% of the underlying real estate value (a 65% loan-to-value ratio or “LTV”).

The Fund seeks to generate its returns primarily from its investments’ monthly cash distributions and secondarily through opportunistic trading. The CMBS investments will generally have between two and five years of remaining loan term (though individual securities may have maturities as long as ten years and as short as one year or less). All securities are currently expected to be U.S. dollar-denominated although they may be issued by a foreign corporation or entity or a U.S. affiliate of a foreign corporation or entity. The Fund may invest without limitation in securities and instruments of foreign issuers of CMBS where the properties underlying the securities are located in the United States or its territories, or the Fund may also invest in a limited amount (but no more than 10% of its net assets) of CMBS backed by properties located in foreign countries.

The Fund will invest across the debt capital structure from AAA to unrated, with a significant percentage of investments expected to be below investment grade (commonly referred to as “junk bonds,” which are considered speculative). However, the Adviser does not rely solely on rating agencies to determine the risk associated with an investment; instead, the Adviser’s investment process is a fundamental based “bottom up” focus on CRE credit quality. The Adviser utilizes a dynamic investment process comprised of three interrelated components: due diligence of the underlying CRE asset, comprehensive capital structure and yield analysis and active asset management.

Real Estate Due Diligence. The process of analyzing investment opportunities begins at the property level. The primary types of CRE assets that secure the Fund’s investments will consist of office buildings, shopping centers, hotels, and industrial and multi-family properties. Often, the investment process stops at this juncture if the underlying assets fail to satisfy a quality threshold.

Capital Structure and Yield Analysis. Should an investment pass the credit quality test, the Adviser will then examine the capital structure and analyze the various yield scenarios associated with that investment in order to determine the appropriate price of the bond or loan under consideration. Again, the portfolio manager has considerable investment experience, having successfully executed more than $20 billion of work-out and advisory transactions.

Active Asset Management and Trading Capabilities. The Adviser uses a proven monitoring process that calls for the continuous review of all investments, including quarterly asset reviews that analyze leasing and occupancy reports, property level cash flows, market data and the ongoing validity of the investment’s exit strategy. The investment is also monitored daily with new market information.

The Fund intends to be primarily a “buy and hold” investor in CMBS, but will also use its trading skills to buy and sell investments opportunistically, either offensively (to capture additional perceived upside) or defensively (to protect against perceived credit erosion). The Fund’s portfolio turnover rate is expected to be less than 50% per year.

While the Fund seeks to invest primarily in performing CMBS, it will opportunistically invest in distressed and/or sub-performing CMBS if such investments otherwise satisfy the Adviser’s bottom-up investment approach described above.

If the Adviser is unable to find attractive investment opportunities, consistent with the Fund’s investment objectives, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective.

Industry Concentration Policy. The Fund intends to concentrate its investments in the commercial real estate industry, which will include CMBS and other securities that are secured by or otherwise have exposure to commercial real estate. This means that the Fund may invest more than 25% of its total assets in CMBS, which will cause the Fund to be more sensitive to adverse economic, business or political developments that affect the commercial real estate industry and CMBS than a fund that invests more broadly.

Other Information about the Fund and its Non-Principal Investment Strategies

Securities Lending. The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 25% of the Fund’s net assets.

Borrowing and Short Sales. The Fund may borrow up to 10% of the value of its total assets for investment purposes, which is referred to as using leverage. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Supplemental Liquidity Facilities. The Fund may enter into certain financing arrangements to provide supplemental liquidity where in the opinion of the Adviser, the Fund needs or may in the future need additional liquidity, during times of general market turmoil or to meet redemption requests. These financing arrangements may be unsecured or secured, and may also include term repurchase agreements (“Term Repurchase Agreements”) wherein the Fund will sell certain of its investments to a third party and agree to repurchase such investments at a later date at a pre-agreed repurchase price, net of financing costs. Such agreements are typically subject to mark-to-market provisions and margin calls, and like any borrowing, expose the Fund to risk of loss if the Fund is unable or unwilling to repay such facility or to fulfill a margin call related to such a facility.

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash or cash equivalents, including investment grade short-term obligations. Investment grade short-term obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund may not be pursuing its investment objectives in these circumstances.

Description of Principal Risks

Investments in the Fund, like any investment, are subject to certain risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money on an investment.

CMBS Liquidity Risk. Liquidity risk relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. The Fund’s investments in CMBS are primarily privately issued, restricted securities (see Privately Issued Securities Risk below). These securities do not trade on an exchange and the daily recorded trading volume for these investments is generally lower than for other fixed income securities. As a result, the Fund may be subject to greater exposure to liquidity risk than Funds that invest in other fixed income securities.

The Adviser will monitor on a daily basis the liquidity of each of the Fund’s investments. In making its liquidity determination, the Adviser will, among other things, weigh the following criteria:

(i)	the frequency of trades and quotes for the security or similar securities;
(ii)	the number of dealers willing to purchase or sell the security or similar securities and the number of other potential buyers;
(iii)	dealer undertakings to make a market in the security or similar securities;
(iv)	and the nature of the security and the nature of the marketplace in which it trades.

Nevertheless, there can be no assurance that the Adviser’s liquidity determinations will be accurate and there may be a limited market for the Fund’s securities. In the event that the Fund desires to sell for investment reasons or is required to sell to meet redemption requests, the Fund may be forced to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

CMBS Risk. The Fund will invest in CMBS. CMBS are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. The value of the collateral securing CMBS may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, CMBS may not be fully collateralized and may decline significantly in value. CMBS may also react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CMBS.

Commercial Real Estate Risk. The CMBS in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan. Foreclosure of a commercial mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Market Contraction Risk. Stressed conditions in the markets for CMBS and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CMBS. To the extent that the market for CMBS suffers such a contraction, securities that were previously considered liquid could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemptions in accordance with the Fund’s borrowing policy, suspending redemptions, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Privately Issued Securities Risk. The Fund intends to invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Lack of Sufficient Investment Opportunities Risk. It is possible that the Adviser will not find a sufficient volume of investments it deems appropriate for the Fund. New issuances of CMBS have been halted during global liquidity crises, and it remains uncertain how robust the market would be in a future liquidity crisis. Such market conditions could impact the valuations of the Fund’s investments and impair the Adviser’s ability to buy securities for the Fund. The business of acquiring the type of investments targeted by the Fund is highly competitive and involves a high degree of uncertainty.

Insolvency Risk. The commercial real estate loans backing the CMBS may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the commercial mortgage backing the CMBS, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such commercial mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Prepayment Risk. The Fund’s investments may be subject to prepayment. Prepayments on CMBS are affected by a number of factors. If prevailing rates for commercial real estate loans fall below the interest rates on the commercial real estate loans underlying the Fund’s CMBS, prepayments would generally be expected to increase. Conversely, if prevailing rates for commercial real estate loans rise above the interest rates on the commercial real estate loans underlying the Fund’s CMBS, prepayment rates would generally be expected to decrease. Faster than expected prepayments may adversely affect the Fund’s profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities. Prepayments on CMBS are also affected by the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors. However, there can be no assurance that the underlying loans will prepay at any particular rate.

Extension Risk. The Fund’s CMBS investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.

Foreign Issuer Risks. U.S. dollar-denominated securities issued by foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. Issuers of CMBS backed by properties located in foreign countries may be subject to similar risks. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Risks of Investing in Fixed Income Securities. The Fund invests a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Interest Rate Risk. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Unexpected fluctuations in interest rates can result in significant changes in the prices of fixed-income securities. In addition, interest rate increases generally will increase the interest carrying costs of borrowed securities and leveraged investments. To the extent that interest rate assumptions underlie the hedge ratios implemented in hedging a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose the Fund’s assets to losses. Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments.

Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Below Investment Grade (“Junk Bond”) Securities Risks. The Fund invests in fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations (commonly known as “junk bonds”) and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities.

Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund’s investments may at times be concentrated in certain property or secured by properties concentrated in a limited number of geographic locations. To the extent that the Fund’s investment portfolio is concentrated in any one region or type of asset, downturns relating to such region or type of asset may result in defaults on a number of the Fund’s investments.

Risk of Investing in Bank Loans. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Mezzanine Loan Risk. Mezzanine loans involve certain considerations and risks. For example, the terms of a mezzanine loan may restrict transfer of the interests securing such loan (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

Subordinated CMBS Risk. CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are generally entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Collateralized Loan Obligation (“CLO”) Risk. CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.

Illiquid Securities Risk. The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days as well as securities that become illiquid through a change in market conditions. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying such securities.

Risks of Using Leverage. Subject to certain limitations, the Fund may borrow money from a bank or enter into financing arrangements to provide supplemental liquidity where in the opinion of the Adviser the Fund needs or may in the future need additional liquidity, during times of general market turmoil or to meet redemption requests. The use of leverage involves special risks, and could reduce overall performance, lead to portfolio losses despite underlying asset performance and significantly increase losses during periods of market turmoil. In addition, although the Fund will only enter into financing arrangements with large institutional lenders deemed by the Adviser to be creditworthy, the use of leverage may expose the Fund to counterparty risk.

Non-Principal Risks

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Risks Associated with Investments in Distressed Securities. The Fund may invest in securities that are experiencing significant financial or business difficulties, including bankruptcy or other reorganization and liquidation proceedings. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities. Borrowers of the Fund’s securities may provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. To the extent the Fund lends its securities, it may be subject to these risks.

Temporary or Defensive Position Risk. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. A larger percentage of such investments could moderate the Fund’s investment results. The Fund may not achieve its investment objective using this type of investing.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI. Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by calling the Fund, toll-free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management of the Fund

The management of the Fund is supervised by the Board of Trustees. The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees also serves as a Trustee of RiverPark Funds Trust, a registered investment management company, for which the Adviser also serves as investment adviser.

Investment Adviser

The Adviser, located at 156 West 56th Street, 17th Floor, New York, NY 10019, was formed in July 2009 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of RP Holding Group LLC, a Delaware limited liability company (“RP Holding Group”), and is 84.4% owned by employees and is controlled by Morty Schaja. Mr. Schaja, CFA, is RiverPark’s Chief Executive Officer. Mr. Rubin, CFA, and David Berkowitz, are RiverPark’s Co-Chief Investment Officers. RiverPark Capital Management LLC, an affiliate of the Adviser, provides investment management services to separate accounts and partnerships. Together, the Adviser and RiverPark Capital Management LLC had approximately $____ billion in assets under management (including approximately $___ million of non-discretionary assets), as of September 30, 2018.

RiverPark provides investment advisory services to the Fund pursuant to an investment advisory agreement entered into with the Fund (the “Advisory Agreement”). The Adviser has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions.

Under the general supervision of the Board of Trustees, the Adviser, either directly or by hiring a sub-adviser, carries out the investment and reinvestment of the assets of the Fund, furnishes continuously an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and also compensates all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a monthly fee computed at a fixed annual rate of 0.65% of the average daily net assets of the Fund.

The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed certain percentages of the Fund’s average net assets. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the waiver to be exceeded; and (3) the Fund must be able to make repayments to the Adviser without exceeding its current net expense ratio. The expense limitation for the Fund, expressed as a percentage of the Fund’s average net assets, is as follows:

Fund	Expense Limitation (Retail Class)	Expense Limitation (Institutional Class)
RiverPark Floating Rate CMBS Fund	1.25%	1.00%

This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination. The total estimated annual expenses of the Fund are set forth in the section titled, “Summary of Fund Expenses.”

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. In addition, under its arrangements with unregistered funds that it manages, the Adviser receives a portion of the appreciation of such funds’ portfolios. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be fair and equitable under the circumstances. The SAI provides additional information regarding such allocation policies.

Portfolio Manager

Edward L. Shugrue III is the portfolio manager of the Fund and is primarily responsible for the investment decisions of the Fund. Mr. Shugrue is the Chief Executive Officer of Talmage, LLC, the successor to an investment management business he founded in 2003. He has over 25 years of commercial real estate investing, lending and restructuring experience as an owner, lender and advisor. From 1997 until 2003, Mr. Shugrue co-built one of the country’s first commercial real estate mezzanine investment platforms in his capacity as the Chief Financial Officer of Sam Zell’s Capital Trust, Inc. (NYSE: CT). From 1991 to 1996, Mr. Shugrue was one of four people responsible for turning around, taking public and selling River Bank America, a New York bank. From 1988 through 1990, Mr. Shugrue was employed in the real estate group of Bear Stearns & Co. Inc. where he worked on principal, agency and securitization assignments.

Mr. Shugrue is a graduate of the University of Pennsylvania with a BA (honors) in political science and a degree from The Wharton School of Business. Mr. Shugrue is a former governor of the Commercial Mortgage Backed Securities Association (CMSA). Mr. Shugrue has published articles regarding real estate finance in CRE Finance World and PREA Quarterly. He has also been a guest lecturer at The Harvard Business School (where he co-authored a case study), The Wharton School of Business, the Columbia University Graduate School of Business and the Stanford University Graduate School of Business. He is a frequent contributor to The Wall Street Journal and to Bloomberg News.

How the Fund Values its Shares

The price of the Fund’s shares is based on the Fund’s net asset value. The net asset value of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The net asset value takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations.

If reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value, securities are valued at fair value. The Fund may also fair value a security if the Fund or the Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the net asset value is calculated (applicable to foreign securities). Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

In computing the net asset value per share, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

How to Buy Shares

No sales charges are imposed when you purchase shares of the Fund. You may purchase shares of the Fund at net asset value (“NAV”) as described below or through your financial intermediary. Please keep in mind that your financial intermediary may charge additional fees for its services. The minimum initial investment in Retail Class Shares is $1,000. The minimum initial investment for Institutional Class Shares is $50,000. The Fund reserves the right to vary or waive the minimum in certain situations. There is no minimum investment requirement for subsequent investments if mailed by check. Subsequent purchases by telephone are subject to a minimum of $100. The Fund reserves the right to transfer shares, on a tax-free basis, from Institutional Class Shares to Retail Class Shares, if such shareholder’s account falls below the minimum. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Fund.

The Fund has authorized one or more brokers to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

All shares will be purchased at the NAV per share next determined after the Fund or, if applicable an authorized broker or broker designee, receive your account application or request in good order. All requests received in good order by the Fund, or if applicable, an authorized broker or broker designee, before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day and will receive the next day’s NAV.

Good Order

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	The name of the Fund;

•	The dollar amount of shares to be purchased;

•	A completed account application; and

•	Check payable to RiverPark Funds.

Purchases by Mail

To make an initial purchase by mail:

•	Complete the enclosed application.

•	Mail the application, together with a check made payable to the RiverPark Funds to:

By Mail: RiverPark Funds P.O. Box 219008 Kansas City, MO 64121-9008	By Overnight Delivery or Express Mail: RiverPark Funds c/o DST Systems, Inc. 430 W. 7th Street Kansas City, MO 64105

•	All checks must be in U.S. dollars drawn on U.S. banks. The Fund does not accept payment in cash, cashier’s checks or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

•	Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the U.S.A. PATRIOT Act of 2001, please note that the Fund’s transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 888-564-4517 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Purchases by Wire

If you are making your first investment in the Fund, before you wire funds:

•	The Transfer Agent must have a completed application. You can mail or deliver overnight your application to the Transfer Agent at the address above.

•	Upon receipt of your completed application, in good order, the Transfer Agent will establish an account for you.

•	The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

UMB Bank, N.A.
ABA No. 10100695
RiverPark Funds
DDA Account No. 9871916839
Further Credit:

(name of RiverPark Fund to be purchased)

(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your purchase check does not clear, you will be responsible for any loss the Fund or the Adviser incur and you will be subject to a returned check fee of $25. In addition, you may be prohibited or restricted from making further purchases of shares.

Telephone subscription trades must be received by or prior to market close, to receive the next calculated net asset value. Subscription trades received after the market close will be processed using the net asset value per share determined on the next business day. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Fund.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Adviser may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.

The Board of Trustees has adopted a shareholder servicing plan according to which the Fund may pay shareholder servicing fees equal to up to 0.25% of the Retail Class Shares and Institutional Class Shares to various shareholder servicing agents for performing non-distribution related shareholder servicing functions and maintaining shareholder accounts on behalf of their clients who own shares of the Fund. Because these shareholder servicing fees are paid out of assets attributable to the Fund’s Retail Class Shares and Institutional Class Shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

In addition, the Board of Trustees has adopted an administrative services plan according to which the Fund may pay administrative services fees at an annual rate of up to 0.20% and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, of the Fund to various administrative servicing agents for providing administrative, recordkeeping and support servicing to their clients who own shares of the Fund. Because these administrative servicing fees are paid out of assets attributable to the Fund’s Retail Class Shares and Institutional Class Shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.

Exchange Privilege

You may exchange some or all of your shares of the Fund for shares of the same class of one of the other RiverPark Funds. You may do this through your financial intermediary, or by telephone or mail as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another RiverPark Fund. Once an exchange request has been placed by telephone or mail, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in the Fund is subject to the minimum investment requirements of that Fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests.

The RiverPark Funds each have different investment objectives and policies. You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is a taxable transaction for Federal income tax purposes. You are limited to five exchanges per calendar year. The exchange privilege may be modified or discontinued at any time by the RiverPark Funds upon sixty days’ notice.

Exchanges by Telephone

To exchange shares by telephone:

●	Call 888-564-4517

●	Shares exchanged by telephone must have a value of $1,000 or more.

●	Exchange requests received after market close (generally 4:00 p.m. Eastern time) will be processed using the net asset value determined on the next business day.

●	During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: RiverPark Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

To exchange shares by telephone, you must indicate this on your application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Fund and its agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by the Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail

To exchange shares by mail:

●	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

●	For further information, call 888-564-4517.

How to Convert Shares

The Fund currently offers two classes of shares, Retail Class Shares and Institutional Class Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Class Shares into Institutional Class Shares if the value of your investment in the Fund is at least $50,000. If the value of your investment in the Fund falls below $50,000, the Fund may convert your Institutional Class Shares into Retail Class Shares. The transaction will be based on the relative net asset values of the respective securities to be exchanged on the trade date for the conversion. For U.S. federal income tax purposes, such a conversion is not a taxable event.

How to Redeem Shares

You may redeem shares of the Fund on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in good order. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to fifteen business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after market close (generally 4:00 p.m. Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law.

Good Order

Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
●	The request should include a signature guarantee, if applicable (see below).

Redeeming Shares by Mail

To redeem shares by mail:

●	Send a letter of instruction signed by all registered owners of the account to: RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008.

●	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

●	A signature guarantee of each owner is required to redeem shares in the following situations:

-	If ownership is changed on your account;

-	When redemption proceeds are payable or sent to any person, address or bank account not on record;

-	If a change of address request was received by the Transfer Agent within the last 30 days;

-	The Fund and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent; and

-	For all redemptions in excess of $50,000 from any shareholder account

●	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 888-564-4517.

Redeeming Shares by Telephone

To redeem shares by telephone:

●	Call 888-564-4517 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

●	Specify the amount of shares you want to redeem (minimum $1,000, maximum $50,000).

●	Provide the account name, as registered with the Fund, and the account number.

●	Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. In addition, your bank may impose a charge for receiving wires. Redemption proceeds may also be sent by electronic funds transfer through the ACH network, to your predetermined bank account. There is no charge for the electronic funds transfer however credit may not be available for two to three days.
●	During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: RiverPark Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008. Signatures may require a guarantee or verification by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees or authentication are acceptable to the Transfer Agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Fund and its agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Additional Redemption Information

A redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law. The Fund reserves the right to close your account in the Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed. Although in unusual circumstances the Fund may pay the redemption amount in-kind through the distribution of portfolio securities, it is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund’s total net assets during any ninety-day period for any one shareholder.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve the Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and funds that invest in investments which are not frequently traded may be targets of market timers.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing, as approved by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Fund in its sole discretion.

Trading Practices. Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Fund reserves the right to reject purchase and exchange requests by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 under the 1940 Act the Fund has entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Fund, at its request, certain customer and identity trading information relating to its customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Fair Value Pricing. The trading hours for most foreign securities end prior to the close of the NYSE, the time the Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Fund may also fair value a security if the Fund or the Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Shareholder Services

The Fund offers the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 888-564-4517. Some services are described in more detail in the application.

Automatic Investment Plan. You may make regular monthly investments automatically in amounts of not less than $50 through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund. In order to participate in the plan, your financial institution must be a member of the ACH network. The Fund may modify or terminate this privilege at any time. If your bank rejects your payment, a $25 fee will be charged to your account. To begin participating in the plan, please complete the Automatic Investment Plan section on the application or call the Transfer Agent at 888-564-4517. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date. Please allow up to thirty days to create the plan and 5 days to cancel or change it.

Telephone Investment Plan. You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment by calling 888-564-4517. If elected on your application, telephone orders will be accepted by electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern time), shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan. If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly, quarterly or annual checks to your address of record, or credit directly to your predetermined bank account, in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you should elect to have dividends and capital gain distributions on your Fund shares reinvested. Any cash dividends and capital gains distributions on shares held in a Withdrawal Plan Account will be automatically reinvested.

Investments through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Fund available to their participants. The Adviser, and not the Fund, may provide compensation to organizations providing administrative and recordkeeping services to those plans.

Automatic Reinvestment Plan. For your convenience, all dividends and distributions of the Fund are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the ex date, unless you request otherwise in writing. A written request to change your dividend reinvestment election must be received at least five full business days before a given record date to be effective on that date.

Tax Sheltered Retirement Plans. Eligible investors may open a pension or profit sharing account in the Fund under the following prototype retirement plans: (i) Individual Retirement Accounts (“IRAs”) and Rollover IRAs; and (ii) Simplified Employee Pensions for sole proprietors, partnerships and corporations.

Householding. The Fund will automatically send updated prospectuses, Annual and Semi-Annual Reports to Fund shareholders. In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue “householding” for your accounts, please call toll-free at 888-564-4517 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Dividends, Distributions and Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund who acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing proposed, final, and temporary Treasury regulations promulgated thereunder, rulings published by the Internal Revenue Service (“IRS”), judicial decisions and interpretations, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action or contrary judicial decision or interpretation, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Fund’s SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy. It is the policy of the Fund to distribute to shareholders its investment company income monthly. The Fund also intends to distribute its net capital gain in order to avoid taxation of the Fund itself on such gains. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash.

Taxation of the Fund. The Fund intends to qualify and make the necessary elections to be treated as a RIC under the Code. While so qualified, the Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

The Fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Your redemptions, including exchanges, may result in a capital gain or loss for Federal tax purposes. A capital gain or loss on your investment is the difference between your tax basis in your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. The Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. The Fund’s transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

The foregoing briefly summarizes some of the important Federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the Federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other Federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Financial Highlights

Because the Fund is newly formed and has not commenced operations as of the date of this Prospectus, financial highlights are not available at this time.

Notice of Privacy Policy

FACTS	WHAT DOES RIVERPARK FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons RiverPark Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does RiverPark Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 888-564-4517 or go to http://www.riverparkfunds.com.

What we do
Who is providing this notice?	RiverPark Funds Trust
How does RiverPark Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does RiverPark Funds Trust collect my personal information?

We collect your personal information, for example, when you

▪ open an account

▪ provide account information

▪ give us your contact information

▪ make a wire transfer

▪ tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ affiliates from using your information to market to you

▪ sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Our affiliates include RiverPark Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ RiverPark Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ RiverPark Funds Trust doesn’t jointly market.

Not Part of the Prospectus

ADDITIONAL INFORMATION

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

INVESTMENT ADVISER
RiverPark Advisors, LLC
156 West 56th Street, 17th Floor
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

TRANSFER AGENT
DST Systems, Inc.
333 West 11th Street, 5th Floor
Kansas City, Missouri 64105

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_______, Ltd.]

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FUND COUNSEL
Blank Rome LLP
405 Lexington Avenue
New York, New York 10174-0208

To Obtain More Information about the Fund

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports — Additional information is available in the Annual and Semi-Annual Reports to Fund shareholders. The Annual Report to Fund shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period.

Statement of Additional Information — The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the Annual or Semi-Annual Reports to Fund shareholders or the SAI, or to discuss questions about the Fund:

By Telephone — 888-564-4517

By Mail — RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008 or by overnight courier to RiverPark Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

By Internet — http://www.riverparkfunds.com

From the SEC — Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the IDEA database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

RiverPark Funds Trust

Investment Company Act File Number 811-22431

RPF-PS-008-0100

STATEMENT OF ADDITIONAL INFORMATION

[_______________], 2018

RiverPark Floating Rate CMBS Fund

Retail Class Shares (Ticker Symbol: RXXX)

Institutional Class Shares (Ticker Symbol: RXXX)

A Series of RiverPark Funds Trust

P.O. Box 219008

Kansas City, MO 64121-9008

(888) 564-4517

This Statement of Additional Information (“SAI”), dated [____________], 2018, relates to the RiverPark Floating Rate CMBS Fund (the “Fund”), a series of RiverPark Funds Trust (the “Trust”). The Trust is comprised of the Fund and RiverPark Large Growth Fund (“RiverPark Growth”), RiverPark Focused Value Fund (“RiverPark Value”), RiverPark/Wedgewood Fund (“RiverPark/Wedgewood”), RiverPark Short Term High Yield Fund (“RiverPark Short Term”), RiverPark Long/Short Opportunity Fund (“RiverPark Long/Short”) and RiverPark Strategic Income Fund (“RiverPark Strategic Income”).

Shares of the Fund are offered through a prospectus dated _[_______________], 2018 (the “Prospectus”). A copy of the Prospectus may be obtained without charge by calling the number listed above. This SAI is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with information regarding the activities and operations of the Fund. This SAI should be read in conjunction with the Prospectus.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under the “SUMMARY SECTION” and “ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS AND RELATED RISKS” in the Prospectus. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board” or “Trustees”) without shareholder approval by providing sixty days’ notice of the change.

RiverPark Advisors, LLC (“RiverPark” or the “Adviser”) serves as the investment adviser to the Fund.

HISTORY OF THE TRUST AND GENERAL INFORMATION

Capitalization and Organization

The Trust is an open-end management investment company organized as a Delaware statutory trust on June 22, 2010. The Fund is a series of the Trust. With the exception of the Fund, RiverPark/Wedgewood and RiverPark Value, each Fund in the Trust is “diversified”, as that term is defined in the 1940 Act.

The Trust is governed by its Board of Trustees. The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value and create additional series at the discretion of the Board of Trustees. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares of the same class in dividends and distributions declared by such Fund and, upon liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of all of the outstanding shares of beneficial interest of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees are authorized to classify and reclassify any issued class of shares of a series into shares of one or more classes of the series and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional series of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the laws of the State of Delaware. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created series would normally be entitled to one vote for all purposes. Generally, shares of all series, including the Fund, would vote as a single series on matters, such as the election of Trustees, that affected all series in substantially the same manner. As to matters affecting each series differently, such as approval of its investment advisory agreement and changes in investment policy, shares of each series would vote separately. In addition, the Trustees may, in the future, create additional classes of shares of the Fund. Except for the different distribution related and other specific costs borne by classes of shares of the Fund that may be created in the future, each such class will have the same voting and other rights described as the other class or classes of such Fund.

1

 Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees will be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of the outstanding shares.

TYPES OF INVESTMENTS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Fund. You should read it together with the Fund’s section in the Prospectus entitled “Additional Information about the Principal Investment Strategies of the Fund and Related Risks.”

Fixed Income Securities

The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity. Fixed income securities may include:

•	bonds, notes and debentures issued by corporations;

•	debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);

•	municipal securities;

•	mortgage-backed and asset-backed securities; or

•	debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from nationally recognized statistical rating organizations in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from nationally recognized statistical rating organizations of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. There are no limitations on the maturity of debt securities that may be purchased by the Fund. A description of bond ratings is attached to this SAI as Appendix A.

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Illiquid Securities

The Board has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A (the “Rule”) is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resale of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The SEC Staff has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of these restricted securities:

(i)	the frequency of trades and quotes for the security and the issuer;

(ii)	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

(iii)	dealer undertakings to make a market in the security; and

(iv)	the nature of the security and the Adviser’s knowledge of underlying market demand for the security.

Foreign Securities

The Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets (“foreign securities”), although the Fund currently expects all such foreign securities to be denominated in U.S. dollars. To the extent that foreign securities purchased by the Fund are, in the future, denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: the Fund’s net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund’s assets denominated in that currency will increase. Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s assets denominated in that currency will decrease. The performance of the Fund will be measured in U.S. dollars, the base currency for the Fund. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

The Fund may engage in transactions in foreign securities, which are listed on foreign securities exchanges, traded in the over-the-counter market or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords the Fund the ability to obtain best price and execution. Securities markets of foreign countries in which the Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Fund to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by the Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

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American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories that evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

When-Issued and Delayed and Early Delivery Securities

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund’s records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

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Temporary or Defensive Investments

During periods of adverse market or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or in cash or cash equivalents, including investment grade short-term obligations.

Investment grade short-term obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security.

Fixed income securities will be deemed to be of high quality if they are rated “A” or better or the corresponding rating by nationally recognized statistical rating organizations or, if unrated, are determined to be of comparable quality by the Adviser.

Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

•	Government securities;

•	commercial paper;

•	certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;

•	short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and

•	Repurchase agreements.

Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreements.

The Fund’s custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

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Borrowing

The Fund may borrow money for investment purposes (which is a practice known as “leverage”), subject to restrictions. Leveraging creates an opportunity for increased investment returns, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on its portfolio. Although the principal amount of such borrowings will be fixed, the Fund’s net assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund did not use leverage. Leveraging will create interest expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leverage was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of borrowings, the investment return of the Fund will be less than if leverage was not used.

INVESTMENT RESTRICTIONS

A fundamental policy with respect to the Fund cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this SAI and in the Prospectus, “a majority of the outstanding voting securities of the Fund” means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares of the Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

Fundamental Policies of the Fund

As a fundamental policy, the Fund, under normal circumstances, will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate CMBS and other securities that are secured by or otherwise have exposure to commercial real estate.

In addition to the 80% policy set forth above, the following fundamental policies may not be changed without approval by the vote of a majority of the Fund’s outstanding voting securities. As a matter of fundamental policy, the Fund may not:

(1)	With respect to 50% of its total assets, purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

(2)	Issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted under the 1940 Act.

(3)	Borrow money except that it may borrow:

(a)	for leveraging purposes,

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(b)	from banks for temporary or emergency purposes, or

(c)

by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(4)	Underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(5)	Concentrate its investments in any industry, other than (i) the commercial real estate industry, which will include CMBS and other securities that are secured by or otherwise have exposure to commercial real estate or (ii) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

(6)	Purchase or sell real estate as such, but this restriction shall not prevent the Fund from investing in (a) readily marketable interests in real estate investment trusts, (b) readily marketable securities of companies that invest in real estate, or (c) securities or obligations secured by real estate or interests therein and acquiring or selling the underlying real estate as a result of the exercise of rights and remedies of such security interests.

(7)	Lend any of its assets, except as permitted under the securities lending policy set forth below under the Fund’s non-fundamental policies.

(8)	Pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 3(a) above), or with respect to a securities lending program. Notwithstanding anything to the contrary herein, the Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.

(9)	Purchase or sell commodities or commodity contracts.

Non-Fundamental Policies of the Fund

The following restrictions are imposed by the management of the Fund and may be changed by the Board without shareholder approval at any time. The Fund may not:

(1)	Invest in derivative securities, other than equity and index options.

(2)	Lend portfolio securities representing more than 25% of its net assets.

The SEC has taken the position that, for purposes of the restrictions applicable to the Fund’s diversification, such as those set forth in this section above, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

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If a percentage limitation set forth in an investment policy or restriction of the Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Fund, will not result in a violation of such restriction. However, if at any time borrowings exceed 33 1/3% of total assets, the Fund must reduce its borrowings within three business days thereafter.

For purposes of their policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

CERTAIN RISK CONSIDERATIONS

There can be no assurance that the Fund will achieve its investment objective and an investment in the Fund involves certain risks which are described under the Fund’s “SUMMARY SECTION - PRINCIPAL RISKS” and “ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS AND RELATED RISKS” in the Prospectus.

MANAGEMENT

The Board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the stated policies of the Fund. The Board of Trustees elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations.

Trustees and Officers

The Trustees, including the Trustees who are not interested persons of the Fund as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below.

Independent Trustees

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Richard Browne 156 West 56th Street, 17th Floor New York, NY 10019 (57)	Trustee	Indefinite; since 2010	President, Rector Management Corp (real estate and construction company, since 1986); Partner, Sterling Project Development (real estate and construction); Owners Representative, Queens Ballpark Company, LLC (since 2005)	7	None
David Sachs 156 West 56th Street, 17th Floor New York, NY 10019 (50)	Trustee	Indefinite; since 2016	Retired (since 2010); Managing Partner, Hocky Capital, 1996- 2010	7	None
Ira Balsam 156 West 56th Street, 17th Floor New York, NY 10019 (52)	Trustee	Indefinite; since 2012	Retired (since Jan. 2012); Chief Financial Officer, Avenue Capital Management II, L.P. (group of unregistered investment companies, 2002-2011)	7	None

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Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex	Other Directorships Held by Trustee
Morty Schaja 156 West 56th Street, 17th Floor New York, NY 10019 (63)	Trustee, President and Chairman of the Board	Indefinite; since 2010	Chief Executive Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009)	7	None
Mitch Rubin, 156 West 56th Street, 17th Floor New York, NY 10019 (51)	Trustee	Indefinite; since 2010	Chief Investment Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009))	7	None

Paul Genova, 156 West 56th Street, 17th Floor New York, NY 10019 (41)	Secretary	Since 2010	Chief Financial Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009)	N/A	N/A
Matt Kelly, 156 West 56th Street, 17th Floor New York, NY 10019 (48)	Vice President	Since 2010	Chief Marketing Officer and Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2010)	N/A	N/A
Stephen Connors, One Freedom Valley Drive Oaks, PA 19456 (33)	Treasurer and Chief Financial Officer	Since 2016	Director, SEI Investments, Fund Accounting since June 2014; Audit Manager, Deloitte & Touche LLP, from 2011 to 2014;	N/A	N/A
Stacey Gillespie, 480 E. Swedesford Road, Suite 300 Wayne, PA 19087 (43)	Chief Compliance Officer	Since 2016	Managing Director, Cipperman Compliance Services; Chief Compliance Officer, Boenning & Scattergood, Inc (2007 to 2015);	N/A	N/A

*	The Fund Complex includes each series of the RiverPark Funds Trust and the RiverPark Floating Rate CMBS Fund, which is proposed to be reorganized into the Fund subject to receiving shareholder approval.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Fund. Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

Mr. Browne has significant professional experience with complex real estate and significant construction development transactions and management of major commercial buildings. He is an active manager of his personal investments and has extensive financial risk management skills and understanding of financial instruments, markets and strategies.

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Mr. Sachs has significant professional experience within the investment industry, including as managing partner and co-founder at Hocky Capital, an investment management firm, as well as senior research positions for both sell-side and buy-side investment firms.

Mr. Balsam has significant professional experience with risk assessment, accounting and operational matters within the investment industry. His experience includes executive and officer positions with an investment industry accounting firm and a major hedge fund complex, where he also held a leadership position with the valuation committee.

Mr. Rubin has extensive experience in the financial industry, working on Wall Street for over 20 years. He has served as portfolio manager of mutual funds, investment partnerships and separate accounts for over 20 years. As Chief Investment Officer of the Adviser, he is a valuable resource to the Independent Trustees regarding the management of the Fund. In addition, earlier in his career, Mr. Rubin practiced corporate law at a large law firm. Mr. Rubin is a Chartered Financial Analyst.

Mr. Schaja has over 35 years of investment experience, including as an executive to various investment management companies since 1985. He has served as a director of various mutual funds for over 20 years. He has extensive experience in all aspects of the investment management industry, including research, portfolio management, distribution, risk management and compliance. Prior to working in the investment management industry, Mr. Schaja was an economic consultant to Fortune 1000 companies. Mr. Schaja is a Chartered Financial Analyst.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Leadership Structure and Responsibilities of the Board of Trustees

The Board is responsible for overseeing the management of the Fund. The Board also elects the Fund’s officers who conduct the daily business of the Fund. The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Trustees interact directly with the Chairman of the Board, each other as Trustees and committee members, the Fund’s officers, and senior management of the Adviser and other service providers of the Fund at scheduled meetings and between meetings, as appropriate. Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustees and Officers,” above.

Currently the Board is comprised of five individuals, two of whom are considered “Interested” Trustees as defined by the 1940 Act. The remaining Trustees are referred to as “Disinterested” or “Independent” Trustees.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Fund, and minimizes any potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates, change.

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Committees

Currently the Board has an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee (the “Nominating Committee”). The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of each of the Independent Trustees (i.e., Messrs. Browne, Sachs and Balsam). The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the Fund and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Audit Committee meets at least two times per year.

The Valuation Committee consists of each of the Independent Trustees (i.e., Messrs. Browne, Sachs and Balsam). The Valuation Committee has responsibility for, among other things, monitoring the valuation of Fund securities and other investments and, as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee meets as necessary.

The Nominating Committee consists of each of the Independent Trustees (i.e., Messrs. Browne, Sachs and Balsam). The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent Trustee candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent Trustee compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of Trustees. The Nominating Committee meets as necessary.

While the Nominating Committee will consider candidates timely recommended by shareholders to serve as a Trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

Risk Oversight

The Board oversees risk management for the Fund directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers, the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

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Compensation

The Fund pays an annual fee to each Trustee who is not an officer or employee of the Adviser or the distributor (or any affiliated company of the Adviser or distributor) in the amount of $30,000, plus $1,000 per additional meeting to the extent the Board meets more frequently than quarterly. Travel expenses of Trustees who are not affiliated persons of the Adviser or distributor (or any affiliated company of the Adviser or distributor) that are incurred in connection with attending meetings of the Board are also reimbursed. For the fiscal period ended September 30 2018, the Trustees received the following compensation from the Fund Complex.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and Fund Complex Paid to Trustees
Morty Schaja*	$0	N/A	N/A	$0
Mitchell Rubin*	$0	N/A	N/A	$0
Richard Browne	$ —	N/A	N/A	$ —
David Sachs	$ —	N/A	N/A	$ —
Ira Balsam	$ —	N/A	N/A	$ —
			TOTAL	$ —

*	Denotes Trustees who are “interested persons” of the Fund under the 1940 Act.

Trustee and Officer Ownership of Fund Shares

Because the Fund is newly formed, none of the Trustees or officers of the Trust owns any shares of the Fund as of the date of this SAI. Set forth below is the dollar range of equity securities of the Fund Complex beneficially owned by each Trustee and officer as of September 30, 2018:

A. None B. $1-$10,000 C. $10,001-$50,000 D. $50,001-$100,000 E. Over $100,000

Name	Aggregate Dollar Range of Equity Securities in the Fund Complex *
Morty Schaja	E
Richard Browne	A
David Sachs	E
Ira Balsam	A
Mitch Rubin	E
Matt Kelly	E
Paul Genova	E
Stephen Connors	A
Stacey Gillespie	A

*	Includes holdings of each series of the RiverPark Funds Trust and the RiverPark Floating Rate CMBS Fund, which is proposed to be reorganized into the Fund subject to receiving shareholder approval.

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During the twelve months ended September 30, 2018 no Trustee who is not an interested person of the Fund or immediate family member of such Trustee had:

(i)	any direct or indirect interest in the Adviser or the Distributor of the Fund or their affiliates; or

(ii)	any material interest, direct or indirect in any transaction or series of similar transactions in which the amount involved exceeds $120,000; or

(iii)	any direct or indirect relationship, in which the amount involved exceeds $120,000 including payments for property or services to or from, provision of legal services to, provision of investment banking services to (other than as a participating underwriting in a syndicate); or

(iv)	any consulting or other relationship that is substantially similar in nature and scope to the foregoing relationships, with:

(A) the Fund; (B) an officer of the Fund; (C) an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (D) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (E) the Adviser or the Distributor; (F) an officer of the Adviser or the Distributor; (G) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor; or (H) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (excluding routine, retail relationships, including credit cards, bank or brokerage accounts, residential mortgages, insurance policies, etc.).

No officer of the Adviser or the Distributor, or officers of persons directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor has served during the two most recently completed calendar years, on the board of directors of a company where an Independent Trustee or immediate family member of such Trustee, was, during the two most recently completed calendar years, an officer.

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Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, there are no principal holders or control persons as of the date of this SAI.

CODE OF ETHICS

The Adviser and the Trust have each adopted a Code of Ethics pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, respectively. SEI Investments Distribution Co. (the “Distributor”) has also adopted a Code of Ethics. Each Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Adviser or the Distributor (“Access Persons”), as applicable. Rule 17j-1 and each Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Each Code of Ethics permits Access Persons to trade securities for their own accounts and generally requires them to report their personal securities transactions. The Code of Ethics of each of the Adviser and the Trust is included as an exhibit to the Fund’s registration statement, which is on file with, and available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Fund has approved the delegation of the authority to vote proxies relating to the securities held in the Fund to the Adviser.

The Adviser has adopted proxy voting policies and procedures, which the Board has reviewed and considered, including that the Adviser may engage a third party proxy voting firm. The goal in performing this service is to make proxy voting decisions to vote or not to vote proxies in a manner that serves the best interests of the Fund. To implement this goal, the Adviser has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where the Adviser has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met and are attached to this SAI as Appendix B.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The Adviser will vote proxies in strict accordance with the Proxy Voting Policy and Procedures. The Adviser shall report to the Board on the implementation and administration of the policies and procedures, including proxy votes involving a conflict of interest for the Adviser and deviations from the stated voting guidelines.

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More Information

The actual voting records relating to the Fund’s portfolio securities will be available without charge, upon request by calling toll-free 888-564-4517 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling the Fund, toll free, at 888-564-4517, and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY ARRANGEMENTS

Adviser

The management of the Fund is supervised by the Board of Trustees of the Fund. The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement entered into with the Fund (the “Advisory Agreement”).

The Adviser, located at 156 West 56th Street, 17th Floor, New York, NY 10019, is a Delaware limited liability company organized on April 16, 2009. It was formed for the purpose of providing investment advisory and management services to regulated investment companies (including the Fund). The Adviser is a wholly-owned subsidiary of RP Holding Group LLC, a Delaware limited liability company, and is 85% owned by employees and controlled by Morty Schaja. Mr. Schaja, CFA, is RiverPark’s Chief Executive Officer, and Mr. Mitch Rubin, CFA, and Mr. David Berkowitz are RiverPark’s Co-Chief Investment Officers. RiverPark Capital Management LLC, an affiliate of the Adviser, provides investment management services to separate accounts and partnerships. Together, the Adviser and RiverPark Capital Management LLC had approximately $____ billion in assets under management (including approximately $___ million of non-discretionary assets), as of September 30, 2018.

Under the Advisory Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to the Fund’s portfolio of investments. In addition, the Adviser provides office facilities to the Fund and performs a variety of administrative services. The Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings and reports to shareholders. The Adviser pays the costs of printing and distributing prospectuses used for prospective shareholders.

The Advisory Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by a vote of a majority of the Trustees or by the Adviser. The Advisory Agreement provides that it will automatically terminate in the event of its assignment. Each agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

The approval of the Advisory Agreement between the Adviser and the Fund was approved by the Trustees, including a majority of the Independent Trustees, on August 7, 2018. The Advisory Agreement has an initial term of two years. The Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

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The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to assure that ordinary operating expenses of the Fund (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, and extraordinary expenses) do not exceed annually an expense cap percentage of the Fund’s average daily net assets as follows:

Fund	Class	Expense Cap
RiverPark Floating Rate CMBS Fund	Retail	1.25%
	Institutional	1.00%

The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded; and (3) the Fund must be able to make repayments to the Adviser without exceeding its current net expense ratio. Subject to annual approval by the Board of Trustees, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, no management fee under the Advisory Agreement has been paid to the Adviser as of the date of this SAI.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions in a manner which it believes to be fair and equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. When two or more funds purchase or sell the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund, series of the RiverPark Funds Trust and certain other accounts that are managed by the Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

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Compensation

RiverPark seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary and are eligible for a cash incentive bonus, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the performance of the portfolio manager’s accounts, including the Fund and contribution to the overall growth and profitability of the firm. Portfolio managers are provided no financial incentive to favor one fund or account over another.

DISTRIBUTOR

The Fund has entered into a distribution agreement with SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund has authorized the Distributor to use appropriate efforts to solicit orders for the sale of shares of the Fund, including such advertising and promotion as it believes reasonable in connection with such solicitation.

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund, the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Adviser places transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund and the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

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Certain broker-dealers, which provide quality execution services, also furnish research services to the Adviser. The Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker that furnishes brokerage or research services (known as “soft-dollar” benefits) a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. In general, the Adviser does not consider soft dollar benefits when selecting a broker–dealer on behalf of its clients.

PORTFOLIO HOLDINGS INFORMATION

Policy

The Adviser and the Trust maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. It is the policy of the Trust to protect the confidentiality of material, non-public information about the Fund’s portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Non-public information about the Fund’s portfolio holdings will not be distributed unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the Fund’s policy as more fully described below. Neither the Fund nor any affiliated person (as defined in the 1940 Act) of the Fund may receive compensation or consideration of any type in connection with the disclosure of information about the Fund’s portfolio holdings.

Disclosure of Portfolio Holdings. The Trust will publicly disclose the Fund’s portfolio holdings in accordance with applicable regulatory requirements, such as the periodic portfolio holdings disclosure in Form N-CSR, Form N-SAR and Form N-Q filings, with the SEC. These reports are available, free of charge, on the IDEA database at www.sec.gov. In addition, the Fund will disclose complete portfolio holdings monthly on www.riverparkfunds.com as soon as practicable (generally 10 days) after the end of each month. The Fund’s portfolio holdings will remain on the website until updated for the next applicable period.

Disclosure of Portfolio Characteristics. From time to time the Fund may make available certain portfolio characteristics (aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings and therefore are not considered “portfolio holdings” as described in this section), such as allocations, performance and risk-related statistics, portfolio level statistics and non-security specific attribution analyses, on request, provided that the distribution of such information is otherwise in accordance with the general principles of the Fund’s disclosure policy. Such information, if provided, will be made available to any person upon request. Other information with respect to the Fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the Adviser’s Chief Compliance Officer, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the Fund.

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Distribution of Portfolio Holdings. Non-public information about the Fund’s portfolio holdings may be disclosed on a regular basis to the Board, outside legal counsel and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information.

The Fund or its service providers may also distribute portfolio holdings along with related performance attribution statistics to rating and ranking organizations, mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on certain attributes, provided that: (a) the recipient does not distribute some or all of the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement or is otherwise contractually bound by a duty of confidentiality.

The Fund may also distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians) lists of applicable investments held by the Fund for the purpose of facilitating efficient trading of such investments and receipt of relevant research. In addition, the Adviser may distribute to third parties a list of the issuers and securities that are covered by its research department as of a particular date, which may include securities that are held by the Fund as of that date and/or securities that the Fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by the Fund or that the Fund may purchase or sell an issuer or security in the future.

Service providers and other parties to whom portfolio holdings are provided currently include the Adviser, Administrator, Custodian, Transfer Agent, auditors, legal counsel, pricing vendors, proxy voting services, financial printers, database services and each of their respective affiliates and advisors. Such parties receive holdings information at a frequency appropriate to their services, which may be as frequently as daily.

Chief Compliance Officer Approvals; Board Reporting

The Trust’s Chief Compliance Officer may approve other instances where portfolio holdings can be provided to a third party where there is a legitimate business purpose. At least annually, the Fund’s Chief Compliance Officer will provide a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished, excluding service providers, which includes, but is not limited to, the Adviser, the Custodian and the Transfer Agent, as well as administrators, auditors, proxy voting service providers, rating and ranking organizations, financial printers, pricing service vendors, database services, and third parties that provide analytical, statistical, or consulting services. Each violation of the Fund’s disclosure policy must be reported to the Fund’s Chief Compliance Officer and the Board of Trustees.

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ADDITIONAL TAX INFORMATION

(See also “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Prospectus)

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of the Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). In conjunction with the recent Presidential election, the United States Congress has made tax reform a significant part of the Congressional agenda. It is unclear the breadth and scope that such tax reform will take and this discussion does not opine on any proposed changes or the likelihood of such tax reform occurring. However, any significant tax reform may change the law and tax treatment discussed herein. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and securities of other RICs) of (A) any one issuer; (B) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. By so qualifying, the Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Dividends paid by the Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income or, as discussed below, qualified dividend income, as applicable. Investment company taxable income includes net investment income and net realized short-term gains (if any). A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals and other non-corporate taxpayers) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to length of time the shareholder held shares of the Fund. Any dividends received by a the from domestic corporations will constitute a portion of the Fund’s gross investment income. This portion of the dividends paid by the Fund may qualify for the dividends-received deduction for shareholders that are U.S. corporations. Shareholders will be informed of the amounts of dividends which so qualify.

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Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders that receive distributions in the form of additional shares will generally be treated as having received a taxable distribution and will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

The Fund will inform shareholders of the amount of their ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution, if made from the Fund’s earnings and profits, nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, what is in effect, a return of capital upon the distribution which will nevertheless be taxable to shareholders who are subject to such taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its tax basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor’s hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

All dividends, whether received in shares or cash, must be reported by each shareholder on their Federal income tax return. Each shareholder should consult their own tax adviser to determine the state and local tax implications of the Fund’s distributions.

Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. The backup withholding rate is currently 28%. Legislation may be enacted which provides for a different rate. If the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

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Medicare Contribution Tax on Unearned Income

A U.S. Investor that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the Investor’s “net investment income” for the relevant taxable year and (2) the excess of the Investor’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). An Investor’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to the Passive Activity Limitations described above, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Medicare tax to your ownership and disposition of an Interest.

Payments to Foreign Financial Institutions After 2013

The Hiring Incentives to Restore Employment Act of March 2010 (the “HIRE Act”), including the Foreign Account Tax Compliance Act (“FATCA”), Sections 1474 through 1474 of the Code, and Treasury regulations promulgated thereunder, generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, on the gross proceeds from the sale of property that could give rise to certain types of U.S. source payments, including U.S. source interest and dividends for such dispositions occurring after December 31,2018, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. shareholders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA and the HIRE Act.

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

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For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Special Tax Considerations

The Fund maintains accounts and calculate income in U.S. dollars. In general, the Fund’s transactions in foreign currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of a foreign currency.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. The Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Fund anticipates that its hedging activities, if any, will not adversely affect its RIC status.

Income received by the Fund from sources within various foreign countries may be subject to foreign income tax and withholding. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations that Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

The Fund may invest in equity interests of certain entities that may qualify as “passive foreign investment companies.” Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on “excess distributions” received by the Fund or on gain from the disposition of such investments by the Fund. The Code generally allows the Fund to elect to mark to market and recognize gains on such investments at its taxable year-end. Application of these rules may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. The Fund will monitor its investments in equity interests in “passive foreign investment companies,” if any, to ensure its ability to comply with these distribution requirements.

23

The foregoing is only a general discussion of some of the special tax considerations that may apply to the Fund. Shareholders in the Fund are advised to consult with their own tax advisers with respect to the tax considerations, including federal, state and local and foreign tax considerations.

NET ASSET VALUE

The following information supplements that set forth in the Fund’s Prospectus in the Section titled “HOW THE FUND VALUES ITS SHARES.”

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m., Eastern time) each business day.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day. If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Securities for which market or independent pricing agent quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

To the extent that the Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. Trading in securities on European and Far Eastern securities exchanges and “over-the-counter” markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund’s calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

24

PURCHASE OF SHARES

No sales charges are imposed when you purchase shares of the Fund. You may purchase shares of the Fund at net asset value as described in the Prospectus or through your financial intermediary. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function by Fund personnel or an outside third party to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

25

REDEMPTIONS

You may redeem shares of the Fund on any day the NYSE is open, either directly as described in the Prospectus or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in good order. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to fifteen business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after market close (generally 4:00 p.m. Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve the the Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

Fund that invest in overseas securities, where market timers may seek to take advantage of time zone differences, and Fund that invest in investments that are not frequently traded may be targets of market timers.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Fund in its sole discretion.

Trading Practices. Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Fund reserves the right to accept purchases and exchanges if they believe that such transactions would not be inconsistent with the best interests of Fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 of the 1940 Act, as amended, the Fund has entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Fund, at the Fund’s request, certain customer and identity trading information relating to its customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

26

SERVICE PROVIDERS

Distributor

The Distributor, SEI Investments Distribution Co. (“SIDCO” or “Distributor”), serves as the Fund’s principal underwriter. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor for certain losses and liabilities, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities arising under the 1933 Act.

Transfer Agent

DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, provides transfer agency and dividend disbursement services to the Fund.

Administrator

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, provides fund administration services to the Fund. These services include: assisting in the supervision of all aspects of the operations of the Fund (except those performed by the Adviser or the custodian); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders. Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, no administration fee has been paid to the Administrator as of the date of this SAI.

Independent Registered Public Accounting Firm

[_________, Ltd., is the independent registered public accounting firm to the Fund.]

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Fund Counsel

Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, serves as counsel to the Fund.

Custodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109, acts as the Fund’s custodian. The custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the custodian holds the Fund’s securities and keeps all necessary accounts and records.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations used in the Fund’s Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

Where:
“P” = represents a hypothetical initial investment of $1,000;
“T” = represents average annual total return;
“n” = represents the number of years; and
“ERV” = represents the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions) - The Fund’s quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)n = ATV(D)

Where:
“P” = represents a hypothetical initial investment of $1,000;
“T” = represents average annual total return;
“n” = represents the number of years; and

“ATV(D)” = represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on repurchase. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

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Average Annual Total Return (after Taxes on Distributions and Redemption) - The Fund’s quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

P (1+ T)n = ATV(DR)

Where:
“P” = represents a hypothetical initial investment of $1,000;
“T” = represents average annual total return;
“n” = represents the number of years; and

“ATV(DR)” = represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and repurchase. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

The Fund’s total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in its portfolio and its expenses. Total return information is useful in reviewing the Fund’s performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor’s principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Non-Standardized Performance

In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under “Total Return” above except that no annualization is made. Total returns for periods less than one year are cumulative and returns for periods one year and greater are annualized.

GENERAL

At least on a quarterly basis, the Fund may quote its performance in advertising and other types of literature as compared to the performance of any commonly quoted index of relevant assets, which are unmanaged indices. The Fund’s performance may also be compared to those of other mutual funds or Fund composites having similar objectives. This comparative performance would be expressed as a ranking prepared by Morningstar or similar independent services monitoring mutual fund performance. The Fund’s performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare the Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

FINANCIAL STATEMENTS

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, financial statements are not available at this time.

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ADDITIONAL INFORMATION

All shareholder inquiries may be directed to the shareholder’s broker, or may be directed to the Fund at the address or telephone number shown on the front cover of this SAI. This SAI does not contain all of the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

RPF-SX-007-0100

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RIVERPARK FUNDS TRUST

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

Number	Description

(a)	(1) Certificate of Trust(2)

(2) Agreement and Declaration of Trust(1)

(b)	By-Laws(1)

(c)	Instruments Defining Rights of Security Holders – incorporated by reference to the Agreement and Declaration of Trust and By-Laws.

(d)	Investment Advisory Contracts

(1) Investment Advisory Agreement(4)

(2) Amended and Restated Schedule A to Investment Advisory Agreement(10)

(3) Form of Sub-Advisory Agreement for RiverPark Short Term High Yield Fund(1)

(4) Form of Sub-Advisory Agreement for RiverPark/Wedgewood Fund(1)

(5) Form of Sub-Advisory Agreement for RiverPark Strategic Income Fund(8)

(e)	Distribution Agreement(1)

(1) Amendment No. 1, dated as of March 30, 2012, to Distribution Agreement(6)

(2) Amendment No. 2, dated as of May 6, 2013, to Distribution Agreement(7)

(3) Amendment No. 3, dated as of August 12, 2013, to Distribution Agreement(9)

(f)	Bonus or Profit Sharing Contracts – Not Applicable

(g)	Custodian Agreement(1)

(1) Amendment No. 1, dated as of May 9, 2013, to Custodian Agreement(9)

(h)	Other Material Contracts

(1) Administration Agreement between RiverPark Funds Trust and SEI Investments Global Funds Services, dated as of September 8, 2010(1)

(i) Amendment No. 1, dated as of October 1, 2011, to Administration Agreement(5)

(ii) Amendment No. 2, dated as of March 30, 2012, to Administration Agreement(6)

(iii) Amendment No. 3, dated as of May 6, 2013, to Administration Agreement(7)

(iv) Amendment No. 4, dated as of August 12, 2013, to Administration Agreement(9)

(2) Agency Agreement between RiverPark Funds Trust and DST Systems, Inc.(1)

(i) Amendment, dated September 15, 2011, to Agency Agreement(5)

(3) Form of Expense Limitation Agreement (effective August 12, 2013)(8)

(i) Amended and Restated Schedule A to Expense Limitation Agreement(10)

(4) Shareholder Services Plan(5)

(i) Amendment, dated May 6, 2013, to Shareholder Services Plan(9)

(ii) Amendment, dated August 12, 2013, to Shareholder Services Plan(9)

(5) Administrative Services Plan(5)

(i) Amendment, dated May 6, 2013, to Administrative Services Plan(9)

(ii) Amendment, dated August 12, 2013, to Administrative Services Plan(9)

(i)	Consent of Counsel(3)

(j)	Consent of Independent Registered Public Accounting Firm(11)

(k)	Omitted Financial Statements – Not Applicable

(l)	Initial Capital Agreements – Not Applicable

(m)	Rule 12b-1 Plan(1)

(n)	Rule 18f-3 Plan(5)

(o)	Reserved

(p)	Code of Ethics(1)

(q)	Powers of Attorney(6)

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on September 14, 2010.

(2)	Incorporated by reference to Registrant’s Registration Statement, filed on June 25, 2010.

(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to Registrant’s Registration Statement, filed on September 22, 2010.

(4)	Incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement, filed on March 20, 2012.

(5)	Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement, filed on January 30, 2012.

(6)	Incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement, filed on January 29, 2013.

(7)	Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement, filed on June 12, 2013.

(8)	Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement, filed on August 30, 2013.

(9)	Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement, filed on January 28, 2014.

(10)	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement, filed on January 27, 2017.
(11)	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement, filed on January 25, 2018.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust.

Section 8.3. Indemnification. The Trust shall indemnify each of its Trustees, officers, employees and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by such Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such Person may be involved or with which such Person may be threatened, while in office or thereafter, by reason of such Person being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which such Person shall have been adjudicated, by the final and unappealable order of a court of competent jurisdiction, to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of such Person’s duties, such liabilities and expenses being liabilities belonging to the Series out of which such claim for indemnification arises; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or, in the absence of a judicial determination, by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Person did not engage in such conduct, which determination shall be made by a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the action, suit or proceeding, or by written opinion from independent legal counsel approved by such Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which such Person may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 8.3; provided that any advance payment of expenses by the Trust to any Trustee, officer, employee or agent shall be made only upon the undertaking by such Trustee, officer, employee or agent to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

(i)	the Trustee, officer, employee or agent to be indemnified provides a security for such Person’s undertaking;
(ii)	the Trust shall be insured against losses arising by reason of any lawful advances; or

(iii)	there is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee, officer, employee or agent to be indemnified ultimately will be entitled to indemnification, which determination shall be made by a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the action, suit or proceeding, or by written opinion from independent legal counsel approved by such Trustees.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information required by this item with respect to RiverPark Advisors, LLC is incorporated by reference to the Form ADV (File No. 801-70321) of RiverPark Advisors, LLC. The information required by this item with respect to Wedgewood Partners, Inc. and Cohanzick Management, is incorporated by reference to the Forms ADV (File Nos. 801-31746, 801-70109 and 801-71024, respectively) of Wedgewood Partners, Inc. and Cohanzick Management, LLC.

ITEM 32. PRINCIPAL UNDERWRITER.

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	April 1, 2014
Winton Series Trust	December 11, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Winton Diversified Opportunities Fund	September 1, 2015
Gallery Trust	January 8, 2016
RiverPark Floating Rate CMBS Fund	August 12, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Causeway ETMF Trust	December 28, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President, & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Hirx	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All financial and accounting related books and records required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator and Fund Accountant	SEI Investments Global Funds Services 1 Freedom Valley Drive Oaks, PA 19456
Registrant’s Investment Adviser	RiverPark Advisors, LLC 156 West 56th Street, 17th Floor New York, NY 10011
Registrant’s Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109
Registrant’s Distributor	SEI Investments Distribution Co. 1 Freedom Valley Drive Oaks, PA 19456
Registrant’s Transfer Agent	DST Systems, Inc. 333 West 11th Street, 5th Floor Kansas City, MO 64105
Wedgewood Partners, Inc. (sub-adviser)	Wedgewood Partners, Inc. 9909 Clayton Road, Suite 103 St. Louis, MO 63124
Cohanzick Management, LLC (sub-adviser)	Cohanzick Management, LLC 427 Bedford Road Pleasantville, NY 10570

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35. UNDERTAKINGS

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it had duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 6th day of August, 2018.

RIVERPARK FUNDS TRUST

/s/ Morty Schaja
Morty Schaja, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Morty Schaja	Trustee	August 6, 2018
Morty Schaja

/s/ Stephen Connors	Treasurer and Chief Financial Officer	August 6, 2018
Stephen Connors
/s/ Ira Balsam*	Trustee	August 6, 2018
Ira Balsam

/s/ Richard Browne*	Trustee	August 6, 2018
Richard Browne
/s/ Mitch Rubin*	Trustee	August 6, 2018
Mitch Rubin
/s/ David Sachs*	Trustee	August 6, 2018
David Sachs

*	By Morty Schaja, Attorney-In-Fact under Powers of Attorney

/s/ Morty Schaja
Morty Schaja